                                                                    Exhibit 99.1


THE TABLE BELOW PRESENTS THE RESTATED SELECTED FINANCIAL DATA RELATING TO NET INCOME PER SHARE AND WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING FROM THE 1997 ANNUAL REPORT ON FORM 10-K OF HEALTH MANAGEMENT ASSOCIATES, INC.

                                          Years ended September 30,
                               ------------------------------------------------
                                 1997      1996      1995      1994      1993
                               --------  --------  --------  --------  --------
Net income per share:
     Basic                     $    .67  $    .53  $    .41  $    .30  $    .22
     Diluted                   $    .66  $    .52  $    .40  $    .30  $    .22

Weighted average number
  of shares (in thousands):
     Basic                      160,978   157,795   155,410   153,273   148,347
     Diluted                    165,220   162,697   159,658   157,467   149,644



THE TABLE BELOW CONTAINS THE RESTATED FOOTNOTE 11. QUARTERLY FINANCIAL INFORMATION (UNAUDITED) FROM THE 1997 ANNUAL REPORT ON FORM 10-K OF HEALTH MANAGEMENT ASSOCIATES, INC.

The following is a summary of the unaudited quarterly financial information for the years ended September 30, 1997 and 1996:

                                                  Quarter
                              ------------------------------------------------
                                1st       2nd       3rd       4th      Total
                              --------  --------  --------  --------  --------
1997
----------------------------
Net income per share:
     Basic                    $    .13  $    .20  $    .19  $    .16  $    .67
     Diluted                  $    .12  $    .19  $    .19  $    .15  $    .66
Weighted average number
  of shares(in thousands):
     Basic                     159,013   160,413   161,882   162,601   160,978
     Diluted                   163,771   164,841   165,801   166,720   165,220

1996
----------------------------
Net income per share:
     Basic                    $    .10  $    .16  $    .15  $    .13  $    .53
     Diluted                  $    .09  $    .15  $    .15  $    .12  $    .52
Weighted average number
 of shares (in thousands):
     Basic                     156,433   157,814   158,422   158,519   157,795
     Diluted                   161,216   162,683   163,314   163,260   162,697

THE TABLE BELOW PRESENTS THE REQUIRED DISCLOSURES UNDER FINANCIAL ACCOUNTING STANDARDS BOARD STATEMENT NO. 128 FOR THE YEARS ENDED SEPTEMBER 30, 1997, 1996 AND 1995.

The following table sets forth the computation of basic and diluted earnings per share (in thousands):

                                            Year ended September 30,
                                          ----------------------------
                                            1997      1996      1995
----------------------------------------  --------  --------  --------
Numerator:
  Income before extraordinary items       $108,322  $ 84,086  $ 63,331
  Extraordinary items                            -         -         -
                                          --------  --------  --------
  Net income                              $108,322  $ 84,086  $ 63,331
                                          ========  ========  ========

Denominator:
  Denominator for basic earnings           160,978   157,795   155,410
   per share - weighted average shares
  Effect of dilutive securities -
   Employee stock options                    4,242     4,902     4,248
                                          --------  --------  --------
  Denominator for diluted earnings
   per share - adjusted weighted
   average shares                          165,220   162,697   159,658
                                          ========  ========  ========




THE TABLE BELOW PRESENTS THE REQUIRED PRO FORMA DISCLOSURES OF ALTERNATIVE FAIR VALUE ACCOUNTING UNDER FINANCIAL ACCOUNTING STANDARDS BOARD STATEMENT NO. 123 "ACCOUNTING FOR STOCK-BASED COMPENSATION," UTILIZING AN OPTION VALUATION MODEL. THE DISCLOSURE RESTATES INFORMATION IN FOOTNOTE 7, FROM THE 1997 ANNUAL REPORT ON FORM 10-K OF HEALTH MANAGEMENT ASSOCIATES, INC.

For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period. The Company's pro forma earnings per share information follows:


                                     1997   1996
                                     -----  -----
  Pro forma net income per share:
     Basic                           $ .64  $ .53
     Diluted                         $ .62  $ .51
